Exhibit 32.2

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dean Witter, III, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of KaloBios Pharmaceuticals, Inc. for the quarter ended March 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of KaloBios Pharmaceuticals, Inc.

By:	/s/ Dean Witter, III
Name:	Dean Witter, III
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)
Date:	September 23, 2016